                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported):  April 20, 1999

                                  EARL SCHEIB, INC.
                (Exact name of registrant as specified in its charter)

                                        1-4822
                                        ------
                               (Commission file number)


                DELAWARE                                       95-1759002
               ----------                                     -------------
      (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                      Indentification No.)


         8737 WILSHIRE BOULEVARD
        BEVERLY HILLS, CALIFORNIA                                 90211
       ---------------------------                               -------
 (Address of principal executive offices)                       (Zip Code)


         Registrant's telephone number, including area code:  (310) 652-4880
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Registrant, effective April 20, 1999, dismissed Deloitte & Touche LLP, independent auditors, as its principal independent accountant. The dismissal was approved by the Registrant's Audit Committee of the Board of Directors on April 22, 1999.

     Deloitte & Touche LLP's report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements between the Registrant and Deloitte & Touche LLP of the types described in Item 304(a)(1)(iv) of Regulation S-K. The Registrant has complied with Item 304(a)(3) of Regulation S-K.

     Effective April 22, 1999, the Registrant, through its Audit Committee, engaged Arthur Andersen LLP, independent public accountants, as its new principal independent accountant to audit the Registrant's financial statements. The Registrant has not consulted Arthur Andersen during the Registrant's two most recent fiscal years with regard to any of the matters described in
Item 304(a)(2) of Regulation S-K.

ITEM 7.  EXHIBITS.

     Exhibit 1.  Letter from Deloitte & Touche LLP.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EARL SCHEIB, INC.


                              By: /s/ Christian K. Bement
                                 ----------------------------------------------
                                   Christian K. Bement,
                                   Chief Executive Officer and
                                   President

Dated:  April 23, 1999





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